Exhibit 99.1

Stagwell (STGW) Will Host 2025 Virtual Investor Day and Announce $5 Billion Revenue Target by End of FY29

NEW YORK, April 2, 2025 – Today, Stagwell (NASDAQ: STGW), the challenger network built to transform marketing, will host its 2025 Investor Day virtually during which executives will outline the company's vision and strategic priorities for its next phase of growth. In conjunction with Investor Day, Stagwell will announce initiatives targeting $5 billion in annual revenue by the end of 2029, a plan to implement $80 to $100 million of cost savings, and simplifying its capital structure.

A livestream of the virtual Investor Day will be available starting at 10 a.m. Eastern Time (ET) today (April 2, 2025). To register for or join the live broadcast, visit https://stagwellinvestorday2025.splashthat.com/. A recording will be available after the webcast at https://www.stagwellglobal.com.

Today's sessions will include presentations from Stagwell Chairman and CEO Mark Penn, Chief Financial Officer Frank Lanuto, Chief Investment Officer Jason Reid, and additional leaders from across the diverse portfolio, as well as sessions on Stagwell’s growth drivers and a Q&A.

“We are holding this Investor Day because I think Phase I of our growth is now complete and we are entering Phase II that will take us to the next level,” shared Penn. “Three years ago, many doubted we would be at this nearly $3B level. We proved them wrong. We are today the world’s fastest-growing major advertising holding company.”

•	$5 Billion Revenue Target by End of 2029: Stagwell will unveil its “5 x 5” initiative for its next phase of growth: $5 billion in revenue and $1 billion in adjusted EBITDA within the next five years. The company plans to achieve this ambitious goal without expanding debt ratios.

•	$80 to $100 Million of Cost Savings: Stagwell has identified approximately $80 to $100 million of cost-saving opportunities largely coming from the implementation of AI-driven technologies that it believes will allow employees to work more efficiently. These initiatives are expected to be fully implemented over the next 18 to 24 months, with $60 to $70 million of the cost saving steps completed by the end of 2025 and reflected in FY26 results. The company plans to implement the remainder of the savings by the end of 2026. These steps will have a meaningful impact on adjusted EBITDA.

•	Simplifying Capital Structure: The two-class share structure is being eliminated with conversion of all Class C shares to Class A publicly traded common stock. This change will result in a simplified capital structure with only a single class of outstanding common stock and that should make the stock more attractive to additional indexes and funds.

•	Restructuring of the Business Units: Stagwell is in the process of reorganizing its lines of business internally and externally to be more in line with how clients buy Stagwell’s services and products today. The adjusted reporting lines are expected to be: Marketing Services; Media and Commerce; Advocacy, which includes political and nonpolitical communications; Digital Transformation; and the Stagwell Marketing Cloud. It is anticipated that financial reporting will be streamlined under this new structure when the changes go into effect later this year.

•	Enhancing Data with Palantir: Stagwell is partnering with Palantir to combine the capabilities of the Stagwell ID Graph with Palantir’s tools to enhance performance media targeting using Palantir’s advanced data analysis and AI capabilities. This comes on top of the partnership with Adobe to deploy advanced content management that together will be part of the suite of new data and content services that will be offered to clients later this year.

•	Stagwell’s Inaugural Chief AI Officer: Stagwell will appoint John Kahan as the network’s inaugural Chief AI Officer. Reporting to Penn, Kahan will spearhead the integration and development of artificial intelligence across Stagwell's global network. Kahan brings nearly four decades of experience in data and artificial intelligence from his tenure at Microsoft and IBM.

•	Affirming Full Year 2025 Guidance: Stagwell will reiterate guidance after encouraging data from the first two months of the year. Full year guidance for FY25 is:

o	Approximately 8% total growth in net revenue;

o	Adjusted EBITDA between $410 million to $460 million;

o	Free cash flow conversion in excess of 45%;

o	Adjusted earnings per share between $0.75 to $0.88.

o	Guidance includes anticipated impact from acquisitions or dispositions.

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Video Webcast

Stagwell’s 2025 Virtual Investor Day broadcast will begin at 10 a.m. ET, and a recording will be available at www.stagwellglobal.com/investors after the conclusion of the livestream.

About Stagwell

Stagwell is the challenger holding company built to transform marketing. We deliver scaled creative performance for the world’s most ambitious brands, connecting culture-moving creativity with leading-edge technology to harmonize the art and science of marketing. Led by entrepreneurs, our specialists in 40+ countries are unified under a single purpose: to drive effectiveness and improve business results for our clients. Join us at www.stagwellglobal.com.

Contacts:

For Investors:
Ben Allanson
IR@stagwellglobal.com

For Press:
Kara Gelber

PR@stagwellglobal.com

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Non-GAAP Financial Measures

Stagwell Inc. has included in this press release information regarding certain targeted financial figures that the Securities and Exchange Commission (SEC) defines as "non-GAAP financial measures." Management believes that such non-GAAP financial measures, when read in conjunction with the Company's reported results, can provide useful supplemental information for investors analyzing period to period comparisons of the Company's results. The non-GAAP financial measures used by the Company include the following:

(1) Organic Net Revenue: “Organic net revenue growth” and “Organic net revenue decline” reflects the year-over-year change in the Company's reported net revenue attributable to the Company's management of the entities it owns. We calculate organic net revenue growth (decline) by subtracting the net impact of acquisitions (divestitures) and the impact of foreign currency exchange fluctuations from the aggregate year-over-year increase or decrease in the Company's reported net revenue. The net impact of acquisitions (divestitures) reflects the year-over-year change in the Company’s reported net revenue attributable to the impact of all individual entities that were acquired or divested in the current and prior year. We calculate impact of an acquisition as follows: (a) for an entity acquired during the current year, we present the entity’s prior year net revenue for the same period during which we owned it in the current year as impact of the acquisition in the current year; and (b) for an entity acquired in the prior year, we present the entity’s prior year net revenue for the period during which we did not own the entity in the prior year as impact of the acquisition in the current year. We calculate impact of a divestiture as follows: (a) for a divestiture in the current year, we present the entity’s prior year net revenue for the same period during which we no longer owned it in the current year as impact of the divestiture in the current year; and (b) for a divestiture in the prior year, we present the entity’s prior year net revenue for the period during which we owned it in the prior year as impact of the divestiture in the current year. We calculate the impact of any acquisition or divestiture without adjusting for foreign currency exchange fluctuations. The impact of foreign currency exchange fluctuations reflects the year-over-year change in the Company’s reported net revenue attributable to changes in foreign currency exchange rates. We calculate the impact of foreign currency exchange fluctuations for the portion of the reporting period in which we recognized revenue from a foreign entity in both the current year and the prior year. The impact is calculated as the difference between (1) reported prior period net revenue (converted to U.S. dollars at historical foreign currency exchange rates) and (2) prior period net revenue converted to U.S. dollars at current period foreign exchange rates.

(2) Net New Business: Estimate of annualized revenue for new wins less annualized revenue for losses incurred in the period.

(3) Adjusted EBITDA: defined as Net income excluding non-operating income or expense to achieve operating income, plus depreciation and amortization, stock-based compensation, deferred acquisition consideration adjustments, and other items. Other items include restructuring costs, acquisition-related expenses, and non-recurring items.

(4) Adjusted Diluted Earnings per Share is defined as (i) Net income (loss) attributable to Stagwell Inc. common shareholders, plus net income attributable to Class C shareholders, excluding amortization expense, impairment and other losses, stock-based compensation, deferred acquisition consideration adjustments, discrete tax items, and other items, divided by (ii) (a) the per weighted average number of common shares outstanding plus (b) the weighted average number of Class C shares outstanding, (if dilutive). Other items include restructuring costs, acquisition-related expenses, and non-recurring items, and are subject to the anti-dilution rules.

(5) Free Cash Flow: defined as Adjusted EBITDA less capital expenditures, change in net working capital, cash taxes, interest, and distributions to minority interests, but excludes contingent M&A payments. Free Cash Flow Conversion is free cash flow as a percentage of adjusted EBITDA.

Forward-Looking Statements

This document contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Company’s representatives may also make forward-looking statements orally or in writing from time to time. Statements in this document that are not historical facts constitute forward-looking statements, including, but not limited to, statements about the Company’s beliefs and expectations, future financial performance, including its 2025 financial guidance, long-term financial targets and leverage, growth, and future prospects, the Company’s strategy, including with respect to artificial intelligence, business and economic trends and growth, technological leadership and differentiation, including the Company’s partnership with Palantir, potential and completed acquisitions, anticipated and actual cost saving opportunities (and the Company’s ability to achieve such cost savings), and changes in the Company’s capital structure. Forward-looking statements, which are generally denoted by words such as “ability,” “aim,” “anticipate,” “assume,” “believe,” “build,” “consider,” “continue,” “could,” “create,” “develop,” “drive,” “estimate,” “expect,” “focus,” “forecast,” “foresee,” “future,” “goal,” “guidance,” “in development,” “intend,” “likely,” “look,” “maintain,” “may,” “ongoing,” “opportunity,” “outlook,” “plan,” “possible,” “potential,” “predict,” “probable,” “project,” “should,” “target,” “will,” “would” or the negative of such terms or other variations thereof and terms of similar substance used in connection with any discussion of current plans, estimates and projections are subject to change based on a number of factors, including those outlined in this section.

Forward-looking statements in this document are based on certain key expectations and assumptions made by the Company. Although the management of the Company believes that the expectations and assumptions on which such forward-looking statements are based are reasonable, undue reliance should not be placed on the forward-looking statements because the Company can give no assurance that they will prove to be correct. The material assumptions upon which such forward-looking statements are based include, among others, assumptions with respect to general business, economic and market conditions, the competitive environment, anticipated and unanticipated tax consequences and anticipated and unanticipated costs. These forward-looking statements are based on current plans, estimates and projections, and are subject to change based on a number of factors, including those outlined in this section. These forward-looking statements are subject to various risks and uncertainties, many of which are outside the Company’s control. Therefore, you should not place undue reliance on such statements. Forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update publicly any of them in light of new information or future events, if any.

Forward-looking statements involve inherent risks and uncertainties. A number of important factors could cause actual results to differ materially from those contained in any forward-looking statements. Such risk factors include, but are not limited to, the following:

•	risks associated with international, national and regional unfavorable economic conditions that could affect the Company or its clients;

•	demand for the Company’s services, which may precipitate or exacerbate other risks and uncertainties;

•	inflation and actions taken by central banks to counter inflation;

•	the Company’s ability to attract new clients and retain existing clients;

•	the impact of a reduction in client spending and changes in client advertising, marketing and corporate communications requirements;

•	financial failure of the Company’s clients;

•	the Company’s ability to retain and attract key employees;

•	the Company’s ability to compete in the markets in which it operates;

•	the Company’s ability to achieve its cost saving initiatives;

•	the Company’s implementation of strategic initiatives;

•	the Company’s ability to remain in compliance with its debt agreements and the Company’s ability to finance its contingent payment obligations when due and payable, including but not limited to those relating to redeemable noncontrolling interests and deferred acquisition consideration;

•	the Company’s ability to manage its growth effectively;

•	the Company’s ability to identify and complete acquisitions or other strategic transactions that complement and expand the Company’s business capabilities and successfully integrate newly acquired businesses into the Company’s operations, retain key employees, and realize expected cost savings, synergies and other related anticipated benefits within the expected time period;

•	the Company’s ability to identify and complete divestitures and to achieve the anticipated benefits therefrom;

•	the Company’s ability to develop products incorporating new technologies, including augmented reality, artificial intelligence, and virtual reality, and realize benefits from such products;

•	the Company’s use of artificial intelligence, including generative artificial intelligence;

•	adverse tax consequences for the Company, its operations and its stockholders, that may differ from the expectations of the Company, including that future changes in tax laws, potential increases to corporate tax rates in the United States and disagreements with tax authorities on the Company’s determinations that may result in increased tax costs;

•	adverse tax consequences in connection with the business combination that formed the Company in August 2021, including the incurrence of material Canadian federal income tax (including material “emigration tax”);

•	the Company’s ability to maintain an effective system of internal control over financial reporting, including the risk that the Company’s internal controls will fail to detect misstatements in its financial statements;

•	the Company’s ability to accurately forecast its future financial performance and provide accurate guidance;

•	the Company’s ability to protect client data from security incidents or cyberattacks;

•	economic disruptions resulting from war and other geopolitical tensions (such as the ongoing military conflicts between Russia and Ukraine and in the Middle East), terrorist activities, natural disasters, and public health events;

•	stock price volatility; and

•	foreign currency fluctuations.

Investors should carefully consider these risk factors and the additional risk factors outlined in more detail in our 2024 Annual Report on Form 10-K, filed with the Securities and Exchange Commission (the “SEC”) on March 11, 2025, and accessible on the SEC’s website at www.sec.gov, under the caption “Risk Factors,” and in the Company’s other SEC filings. The Company undertakes no obligation to publicly update or revise forward-looking statements, whether as a result of new information, future events or otherwise.